                                                                      FORM No. 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company
                                          )           CHAPTER 11
                                          )           Case No.01-25009 DK
                                          )
                    Debtor(s)             )

                            MONTHLY OPERATING REPORT
                       For the Month Ending October 31, 2002

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854
(301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
Number of employees paid this period:                     180
--------------------------------------------------------------------------------
Current number of employees:                              180
--------------------------------------------------------------------------------
Gross monthly payroll:*
--------------------------------------------------------------------------------
        Officers, directors, and principals               $ 169,670
--------------------------------------------------------------------------------
        Other employees                                   $ 767,349
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                       YES
--------------------------------------------------------------------------------
Exceptions:                                     _______________________________

                                                _______________________________
================================================================================

* Represents  gross payroll  processed and paid during the month ending  October
31, 2002. Actual expense incurred during period shown on Form 6.

4. Have there been any CHANGES IN THE NATURE OF YOUR  BUSINESS  or STATUS
OF OPERATIONS since the last reporting period?  No.

5. Are all BUSINESS LICENSES or BONDS current? YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's         $ 14,165,512
    ending balance)
--------------------------------------------------------------------------------
B.  Collected this Period                       $    (46,668)
--------------------------------------------------------------------------------
C.  Adjustments                                 $   (132,517)
--------------------------------------------------------------------------------
D.  Ending Balance (1)                          $ 13,986,327
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                             $ 17,144,804
--------------------------------------------------------------------------------
B.  Incurred this Period                        $  5,109,148
--------------------------------------------------------------------------------
C.  Collected this Period                       $ (3,702,997)
--------------------------------------------------------------------------------
D.  Intercompany billing                        $    244,176
--------------------------------------------------------------------------------
E.  Offsets/Credits/bad debt write off          $ (1,527,449)
--------------------------------------------------------------------------------
F.  Unbilled revenue adjustment                 $    159,936
--------------------------------------------------------------------------------
F.  Ending Balance(1)                           $ 17,427,618
================================================================================

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No. 5

Ending Balance Aging (2):

0-30 Days:    $5,169,049    31-60 Days:    $4,172,360   Over 60 Days: $8,086,209

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies. See Aging attached to Form 6.

(1) Does not include approximately $150 million in intercompany accounts receivable.  Since the date of thefilng, the Company has collected approximately
$10.7 million related to prepetition intercompany accounts receivables.

(2) See aging attached to Form 6.

8. POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $ 10,950,041
--------------------------------------------------------------------------------
B.  Incurred this Period                            $  6,919,361
--------------------------------------------------------------------------------
C.  Pay this Period                                 $ (5,198,448)
--------------------------------------------------------------------------------
D.  Year Ending Journal Entries                               -
--------------------------------------------------------------------------------
E.  Ending Balance                                  $ 12,670,954
================================================================================

Ending Balance Aging:

0-30 Days:  $   6,528,975  31-60 Days:  $  1,146,986 Over 60 Days: $   4,994,993

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due?
                                     NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1)  The  debtor  has not yet paid  certain  pre-petition  taxes  that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and  payable  during  the month  ending  October  31,  2002.  The  debtor is currently  reconciling the past due amounts of the post-petition taxes to ensure
accuracy  and  the  debtor   intends  to  pay  these  amounts  as  soon  as  the
reconciliation is completed.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period? NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? YES

12.    INSURANCE:                Policy expiration date:
================================================================================
       Auto and truck           10/1/2003 *
--------------------------------------------------------------------------------
       Fire                     10/1/2003 *
--------------------------------------------------------------------------------
       D&O Insurance            10/28/2002 *
--------------------------------------------------------------------------------
       Liability                10/1/2003 *
--------------------------------------------------------------------------------
       Workers Comp.            10/1/2003 *
================================================================================

* - The insurance policies are held by Startec Global Communication Corporation,
Case No. 01-25013 DK

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate? NO

OR consent to relief from the automatic stay ( S362)? NO

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)? NO

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                       FORM No.5

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

Type of Motion            Brief Description of Asset            Projected Income
================================================================================
                                                               $
--------------------------------------------------------------------------------
                                                               $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period:
================================================================================
Creditor        Frequency        Amount of          Next          Post-Petition
                   of           Each Payment       Payment         Payments not
                Payments                            Due           Made: Numbers
                   per                                             and Amounts
                Contract
================================================================================
Allied Capital
Corporation      Monthly                         9/1/2002          $   246,088
--------------------------------------------------------------------------------
Allied Capital
Corporation      Monthly                        10/1/2002          $   238,750
--------------------------------------------------------------------------------
Allied Capital
Corporation      Monthly                        11/1/2002          $   246,088
================================================================================

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:(2)

Professional                    Service                             Payment Made
================================================================================
Wilmer Cutler and Pickering     Legal counsel to Ch 11 proceedings    $ 150,000
--------------------------------------------------------------------------------
Levine and Yates                HR legal services (1)                 $  14,000
--------------------------------------------------------------------------------
White Case LLP                  Legal services, Startec France (1)    $  56,230
--------------------------------------------------------------------------------
Dickstein Shapiro Morin         Legal counsel to Ch 11 proceeding
  & Oshinsky LLP                  - creditors committee               $  25,000
--------------------------------------------------------------------------------
Bankruptcy Management           Bankruptcy related publication
                                  services                            $  13,845
--------------------------------------------------------------------------------
Brobeck Phleger                 Legal services for Canada
                                  operations (1)                      $     750
================================================================================

Note:  If payments  were made to any  professional  during the  reporting period, a copy of the order authorizing payment must be attached.

(1) Payments were for services rendered in the ordinary course, pursuant to that certain order authorizing  Debtors to Employ  Professionals  Utilized in the Ordinary Course of Business entered January 14, 2002 (Docket No. 69).

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                   Monthly Disbursements:
================================================================================
Month 1 ( current quarter)           $  6,561,907.73
--------------------------------------------------------------------------------
Month 2 ( current quarter)           $             -
--------------------------------------------------------------------------------
Month 3 ( current quarter)           $             -
================================================================================
Total                                $  6,561,907.73
================================================================================

Quarterly Fee Owed $10,000
Quarterly fee will be due and payable after October 31, 2002.

18. VERIFICATION
I declare under penalty of perjury that the information contained in this
Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 22.Nov-02                 DEBTOR IN POSSESSION
                                        By:             Prabhav Maniyar
                                        Name/Title:     Chief Financial Officer,
                                                        Director and Secretary
                                        Address:        1151 Seven Locks Road
                                                        Potomac, MD  20854
                                        Telephone:      (301) 610-4300

                                         /s/ Prabhav Maniyar

REMINDER: Attach copies of debtor in possession bank statements.

                                 UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                       FORM No.6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:     Startec Global Operating Company )           CHAPTER 11
                                            )           Case No. 01-25009 DK
                                            )
                                            )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                        For the Month Ended October 31, 2002
                (All figures refer to post-petition transactions)

                                        This Month               Year to Date
================================================================================
A. TOTAL SALES/INCOME                       $  5,038,204           $  47,311,045
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Intercompany revenues                  $ (1,452,051)          $ (16,140,621)
--------------------------------------------------------------------------------
     Purchased Services                     $  5,547,670           $  48,582,628
================================================================================
B. SUBTOTAL Cost of Sales                 - $  4,095,619         - $  32,442,007
================================================================================
C. GROSS PROFIT (A - B)                   = $    942,585         = $  14,869,038
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
     Salaries and Payroll Taxes             $  1,226,564           $  11,045,309
--------------------------------------------------------------------------------
     Office expense                         $     69,938           $     516,631
--------------------------------------------------------------------------------
     Education /Training                    $         -            $       4,819
--------------------------------------------------------------------------------
     Professional Fees                      $    231,879           $     766,166
--------------------------------------------------------------------------------
     Rent and Facilities Expense            $    165,926           $   1,458,377
--------------------------------------------------------------------------------
     Sales and Marketing                    $    329,204           $   2,527,256
--------------------------------------------------------------------------------
     Travel                                 $     23,879           $     235,016
--------------------------------------------------------------------------------
     Other Operating Expenses               $     11,508           $     178,245
--------------------------------------------------------------------------------
     Billing Fees                           $     95,288           $     987,606
--------------------------------------------------------------------------------
     Taxes/fees other than income tax       $     15,894           $     273,370
--------------------------------------------------------------------------------
     Allocated to Affiliates                $   (773,836)          $  (6,398,727)
================================================================================
D.  SUBTOTAL Operating Expenses           - $  1,396,244           $  11,594,068
================================================================================
E.  PROFIT/LOSS FROM OPERATION
     (C-D)                                = $   (453,659)          $   3,274,970
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense                       $   (394,587)          $  (3,459,946)
--------------------------------------------------------------------------------
     Interest Income                        $     10,476           $     149,532
--------------------------------------------------------------------------------
     Write off of PSN Intercompany AR for
        FY 2002 (1)                         $        -             $  (1,572,236)
--------------------------------------------------------------------------------
     Depreciation and amortization (2)      $   (938,917)          $  (7,996,604)
--------------------------------------------------------------------------------
     Equity earnings in subs                $                      $       2,051
================================================================================
F. SUBTOTAL Other Income (Expenses)       = $ (1,323,028)          $ (12,877,203)
================================================================================
G. Income Tax Expense                       $         -            $          -
================================================================================
H. NET INCOME (LOSS) (E+F)                  $ (1,776,687)          $  (9,602,233)
================================================================================

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No. 6

(1)  In  June  2002,  the  Board  of  Directors  of PSN  (a  wholly-owned subsidiary  of  the  debtor's  parent  company,  Startec  Global  Communications
Corporation) made a decision to liquidate.  Accordingly, the debtor has provided a reserve  for the  intercompany  receivables  from PSN.  The result was a prior period  adjustment of approximately  $2.2 million for the balance as of 12/31/01
(see footnote 5 on Form 10) and a current  period charge of  approximately  $1.6 million for intercompany  transactions which occurred during 2002. Subsequent to this adjustment, no further intercompany amounts have been accrued.

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

          Case Number 01-25009 Debtor: Startec Global Operating Company
                        SCHEDULE AR (Accounts Receivable)
                               As of October 31, 2002
                    (List Post-Petition Receivables Only)(1)

================================================================================
Debtor (Due From)     Total Due    Date Incurred     Past Due         Past Due
                                                    31-60 Days      Over 60 Days
================================================================================
Retail                7,949,591      Daily           2,521,895         2,135,506
--------------------------------------------------------------------------------
Commercial            9,478,027      Daily           1,650,465         5,950,703
================================================================================
Total                17,427,618                      4,172,360         8,086,209
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed agings are available upon request.

          Case Number 01-25009 Debtor: Startec Global Operating Company
                         SCHEDULE AP (Accounts Payable)
                            As of October 31, 2002
                  (List Post-Petition Payables Only) (2)

================================================================================
Due To             Total Due    Date Incurred       Past Due            Past Due
                                                  31-60 Days        Over 60 Days
================================================================================
Trade vendors (3)  $12,670,954    Daily            1,146,986           4,994,993
--------------------------------------------------------------------------------

================================================================================

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2) Due to voluminous nature of aging reports, accounts payable aging information is presented in summary form. Detailed agings are available upon request.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                       FORM No.8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company                 )   CHAPTER 11
                                                         )   Case No.01-25009 DK
                                                         )
                        Debtors (s)                      )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                        For the Month Ending October 31, 2002
                (All figures refer to post-petition transactions)

                                      Operating Account               Totals
================================================================================
A. Beginning Cash Balance
   from Balance Sheet                                          $    417,557
================================================================================
B. Net Income for month                                       +$ (1,776,687)
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
   Depreciation                      $    938,917
--------------------------------------------------------------------------------
   Prior Period Adjustement(1)       $          -
--------------------------------------------------------------------------------
   Foreign Exchange                  $         -
================================================================================
C. SUBTOTAL Expenses Not
   Requiring Cash                                             +$    938,917
================================================================================
D. Total Cash from Operations
   (A+B+C)                                                    =$   (420,213)
================================================================================
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) - Accounts
       Receivable                    $     30,914
--------------------------------------------------------------------------------
       Decrease (Incr) - Receivables
       from employees and affiliates $   (389,382)
--------------------------------------------------------------------------------
       Decrease (Incr) - Other
       receivables                   $   (366,865)
--------------------------------------------------------------------------------
       Decrease (Incr)-
       Prepayments/Deposits          $   (147,548)
--------------------------------------------------------------------------------
       Decrease (Incr) - Equipment   $   (172,277)
--------------------------------------------------------------------------------
       Increase (Decr) - Accounts
       Payable                       $  2,038,731
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued
       Expenses                      $     11,287
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued
       Interest                      $   (231,150)
================================================================================
E. Subtotal Other Sources/Uses
   of Cash                                                    +$    773,709
================================================================================
F. Ending Cash Balance (D+E)                                  =$    353,496
================================================================================

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No. 8

================================================================================
Ending Balance per Bank Statement:
--------------------------------------------------------------------------------
         SunTrust 702307017                                    $     113,008
--------------------------------------------------------------------------------
         SunTrust 206568819                                    $     621,598
--------------------------------------------------------------------------------
         Merrill Lynch - 3307212                               $     446,963
--------------------------------------------------------------------------------
         Huntington Lockbox account                            $      63,763
--------------------------------------------------------------------------------
         Chevy Chase operating 162-430501-6                    $      49,966
--------------------------------------------------------------------------------
         Chevy Chase payroll 162-430504-1                      $        -
--------------------------------------------------------------------------------
         Chevy Chase Employee insurance account                $     (11,980)
--------------------------------------------------------------------------------
         Chevy Chase restricted investment 089-320485-4        $      15,338
--------------------------------------------------------------------------------
         Cash on Hand                                          $       9,500
--------------------------------------------------------------------------------
         State Bank of India                                   $     180,000
--------------------------------------------------------------------------------
Total Ending Balance per Bank
Statement                          $ 1,488,156
--------------------------------------------------------------------------------
Less Outstanding Checks:
--------------------------------------------------------------------------------
         SunTrust 206568819                                    $   1,031,309
--------------------------------------------------------------------------------
         First Union 2065204149108 (Payroll)                   $      87,154
--------------------------------------------------------------------------------
         Chevy Chase payroll 162-430504-1                      $       4,535
--------------------------------------------------------------------------------
         First Union - 2000005780239                           $      11,662
--------------------------------------------------------------------------------
Total Outstanding Checks           $ 1,134,660
--------------------------------------------------------------------------------
Add:  Deposits in Transit:
--------------------------------------------------------------------------------
         Merrill Lynch 3307212
--------------------------------------------------------------------------------
         SunTrust 702307017
--------------------------------------------------------------------------------
Total Deposits in Transit                    -
================================================================================
G. RECONCILED BANK BALANCE                                   = $     353,496
================================================================================

 Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                           Attach Bank Statements.

(1) These adjustments were the result of the Company's  ordinary year-end close procedures.  The Company will restate its Monthly Operating Report for the post  petition  period  ending  December  31,  2001 after the audit for the year ending December 31, 2001 has been completed.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                       FORM No.9

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company     )              CHAPTER 11
                                             )              Case No. 01-25009.DK
                                             )
                  Debtors (s)                )

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                        (Business Debtor, Accrual Basis)

                        For the Month Ending October 31, 2002
               (All figures refer to post-petition transactions)

                                      Operating Account       Tax Account
================================================================================
A.  Beginning Cash Balance from
    Balance Sheet                     $          -            $
--------------------------------------------------------------------------------
B. Cash Receipts                     +$                      +$
--------------------------------------------------------------------------------
C. Transfers from Operating
   Accounts                          +$  26,695.65           +$
--------------------------------------------------------------------------------
D. Other:_________________           +$                      +$
--------------------------------------------------------------------------------
E. Other:_________________           +$                      +$
================================================================================
F. TOTAL CASH RECEIPTS (A+B+C+D+E)   =$  26,695,65           =$
================================================================================
G. Cash Available
--------------------------------------------------------------------------------
Cash Disbursements:
--------------------------------------------------------------------------------
       Net Payroll Paid              -$ (31,231.13)          -$
--------------------------------------------------------------------------------
       Bank Service Charges          -$                      -$
--------------------------------------------------------------------------------
       Other:Check wired from
             wrong account           -$                      -$
================================================================================
H. SUBTOTAL Disbursements            -$ (31,231.13)          -$
================================================================================
I. Ending Cash Balance (F+G-H)        $  (4,535.48)           $
================================================================================
Ending Balance per Bank Statement    +$       -               $
--------------------------------------------------------------------------------
       Less Outstanding Checks       -$       -
--------------------------------------------------------------------------------
       Add Deposits in Transit       +$
================================================================================
J. RECONCILED BANK BALANCE           =$      -               =$
================================================================================

   Ending Cash Balance (I) and Reconciled Bank Balance (J) Should be Equal.
                             Attach Bank Statements.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Operating Company            )        CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )

                                  BALANCE SHEET
                               As of October 31, 2002

                                              Asset                Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
    Cash                                $    353,496
--------------------------------------------------------------------------------
    Pre-Petition Acct. Receivables      $ 13,986,327
--------------------------------------------------------------------------------
    Post-Petition Acct. Receivables     $ 17,427,618
--------------------------------------------------------------------------------
    Allowance for Doubtful Accounts     $(17,025,057)
--------------------------------------------------------------------------------
    Receivables from Officers,
    Employees, Affiliates(6),(7)        $150,802,055
--------------------------------------------------------------------------------
    Other Current Assets:
--------------------------------------------------------------------------------
          Deposits                      $  1,401,543
--------------------------------------------------------------------------------
          Prepaids                      $  3,037,090
--------------------------------------------------------------------------------
          Other Accounts Receivable     $  1,538,905
================================================================================
A.  SUBTOTAL Current Assets                                   $ 171,521,977
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
    Equipment, Furniture & Fixtures     $ 56,260,879
--------------------------------------------------------------------------------
    Less:  Accumulated Depreciation     $ (9,474,853)
================================================================================
B.  SUBTOTAL Fixed Assets                                    $   46,786,026
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
    Licenses and other intangibles      $     25,604
--------------------------------------------------------------------------------
    Restricted securities               $         -
================================================================================
C.  SUBTOTAL  Other Assets                                       $   25,604
================================================================================
D.  TOTAL ASSETS (A+B+C) (1)                                  $ 218,333,607
================================================================================

                                         Liability                  Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
    Accounts Payable                  $   12,670,954
--------------------------------------------------------------------------------
    Accrued expenses                  $    3,627,982
--------------------------------------------------------------------------------
    DIP Financing                     $   24,545,327
================================================================================
E.  SUBTOTAL Post-Petition
    Liabilities                                               $  40,844,263
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
    Priority Claims (3)
--------------------------------------------------------------------------------
    Secured Debts (2), (4)            $   13,573,410
--------------------------------------------------------------------------------
    Unsecured Liabilities             $   43,255,926
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                         $  56,829,337
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
    Common Stock                      $          -
--------------------------------------------------------------------------------
    Unearned Compensation             $        4,225
--------------------------------------------------------------------------------
    Accumulated Other Comprehensive
    Loss                              $     (122,132)
--------------------------------------------------------------------------------
    Additional Paid-in Capital        $  198,003,765
--------------------------------------------------------------------------------
    Retained Earnings (deficit):
--------------------------------------------------------------------------------
          Pre-Petition  (5)           $  (60,795,036)
--------------------------------------------------------------------------------
          Post-Petition (5)           $  (16,430,814)
================================================================================
G.  SUBTOTAL Stockholders' Equity                             $ 120,660,008
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)        $ 218,333,607
================================================================================

(1)  Represents  the  carrying  value of  assets.  Does not  include  any adjustments to reflect current market value or any  adjustments  associated with our  audit  for the  year  ending  December  31,  2001,  which  has not yet been completed.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No.10

(2)  The debtor has pledged as  collateral  all of its assets to secure a debt owed by the  debtor's  parent  company  to NTFC  Capital  Corporation.  The balance of this obligation  (including  unpaid interest) was  approximately  $40 million as of September 30, 2002.

(3)  In the  debtor's  Schedule  of Assets  and  Liabilities,  the debtor acknowledged the existence of priority claims,  however the amount is unknown as of October 31, 2002.

(4) Startec Global Operating Company and Startec Global Licensing Company
are  jointly  indebted  to Allied for $20.0  million in  principal  amount  (the
"Allied  Facility").  A portion of the Allied  Facility  equal to $10 million is jointly  secured by the accounts  receivable  of Startec  Operating  and Startec
Licensing (subordinate to NTFC's lien thereon), and the remaining $10 million is unsecured.  For  bookkeeping  purposes,  the debt is divided  evenly between the co-debtors.

(5)  Includes  approximately  $33.3 million in prior period  adjustments.
These  adjustments  were the result of the  Company's  ordinary  year-end  close procedures.  The Company will restate its Monthly  Operating Report for the post petition  period  ending  December  31, 2001 after the audit for the year ending
December 31, 2001 has been completed.

(6)  On September 30, 2002, the debtor's  parent company  entered into an agreement to dilute its ownership position in PSN (a majority held subsidiary of the debtor's  parent  company,  Startec Global  Communications  Corporation)  to approximately  11%. In connection  with this  transaction,  the debtor agreed to write off intercompany balances. This balance sheet reflects the consummation of the transaction as outlined.

(7)  In November 2002, the debtor was advanced an additional $1.9 million under the DIP  financing  to  purchase a loan made to its  affiliate,  Vancouver
Telephone Company.

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

                                                                      FORM No.12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:   Startec Global Operating Company           )        CHAPTER 11
                                                    )        Case No.01-25009 DK
                                                    )
                                                    )

                        Cash Disbursements Summary Report
                        For the Month Ending October 31, 2002

================================================================================
Total Disbursements from Operating Account  (Note 1)             $ 6,516,415.60
--------------------------------------------------------------------------------
Total Disbursements from Self Funded Medical Insurance Account   $    14,261.00
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)               $    31,231.13
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)
--------------------------------------------------------------------------------
Total Disbursements from other Account  (Note 4)                 $         -
================================================================================
Grand Total Disbursements from all Accounts                      $ 6,561,907.73
================================================================================

NOTE 1 - Include in this amount all checks  written,  wire transfers made from, or any other withdrawal from the general operating  account.  Exclude only transfers to the debtor in possession payroll account,  the debtor in possession tax escrow account or other debtor in possession  account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks  written,  wire transfers made from, or any other withdrawal from the payroll  account.  Exclude only transfers to the debtor in possession  operating  account,  the debtor in  possession  tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks  written,  wire transfers made from,  or any  other  withdrawal  from  the tax  escrow  account.  Exclude  only transfers  to  the  debtor  in  possession  operating  account,  the  debtor  in possession  payroll  account or other  debtor in  possession  account  where the disbursement will be listed on this report.

NOTE 4 -  Include  in this  amount  any other  disbursements  made by the debtor  including  (but not limited to) cash paid from a petty cash fund or cash register,  amounts paid from any other debtor in possession account, and amounts paid  from  the  accounts  of  others  on  the  debtor's  behalf  (for  example, disbursements  made from a law  firm's  escrow  account as a result of a sale of property.)

                                   UNAUDITED
             PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE